UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2025

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On February 3, 2025, Philip Brace provided to the Board of Directors (the “Board”) of Lantronix, Inc. (the “Company”) notification of his resignation from the Board, effective as of February 5, 2025. Mr. Brace will resign from the Board in connection with his appointment as chief executive officer of Skyworks Solutions Inc. and not as a result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies, or practices.

Mr. Brace joined the Board in August 2023 and served in a number of capacities during his tenure with the Company, including most recently as Chair of the Compensation Committee and a member of the Audit Committee.

The Board has reduced the size of the Board from five to four, effective as of February 5, 2025.

New Committee Assignments

As a result of Mr. Brace’s resignation, the Board has appointed (i) Kevin Palatnik as Chair of the Compensation Committee and (ii) Narbeh Derhacobian as a member of the Audit Committee, each effective as of February 5, 2025.

Item 7.01.	Regulation FD Disclosure.

On February 5, 2025, the Company issued a press release regarding Mr. Brace’s resignation from the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be, or be deemed, incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Lantronix, Inc. issued on February 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Brent Stringham
Brent Stringham Chief Financial Officer

Date: February 5, 2025

3